Exhibit 10.8

IBM Business Partner Agreement for Solution Providers

1.	Marketing Approval

As our IBM Business Partner-Solution Provider, we approve you under the terms of this Agreement to market to End Users Products and Services specified in this Agreement. As our Remarketer, you acquire such Products and Services from an IBM Distributor.

Certain Products we make available to your IBM Distributor are eligible for marketing in both Canada and the United States. Your IBM Distributor will advise you of those Products which are eligible for export between Canada and the United States.

2.	Definitions

End User is anyone, who is not part of the Enterprise of which you are a part, who uses Services or acquires Products for its own use and not for resale.

Enterprise is any legal entity and the subsidiaries it owns by more than 50%.

Licensed Internal Code (LIC) is Machine Code used by certain Machines IBM specifies (Specific Machines).

Machine is a machine, its features, conversions, upgrades, elements, accessories, or any combination of them. The term “Machine” includes an IBM Machine and any non-IBM Machine (including other equipment) that we approve you to market.

Machine Code is micro code, basic input/output system code (BIOS), utility programs, device drivers and diagnostics delivered with an IBM Machine.

Product is a Machine or Program.

Program is an IBM Program or a non-IBM Program provided under its applicable license terms, that we approve you to market. The term “Program” does not include LIC or Machine Code.

Service is the performance of a task, provision of advice and counsel, assistance, support, or access to a resource that we approve you to market.

3.	Value Added Enhancement

For Products and Services we specify to your IBM Distributor, you are required to have a solution which is a value added enhancement that we approve and specify. You agree to market those Products and Services only with your approved value added enhancement as part of an integrated solution for End Users.

You agree to market Products, including model/processor upgrades requiring a processor serial number change, only to End Users for whom your value added enhancement is their primary reason for acquiring the Products, and who intend the ongoing use of such enhancement. A sale to an End User without a value added enhancement, when required, is a material breach of the Agreement.

However, your value added enhancement is not required to be the End User’s primary reason for acquiring upgrades to systems you previously installed with your value added enhancement and where your value added enhancement is still in productive use. Upgrades include model/processor upgrades (non-serial number change), peripherals and programs. Additionally, for Products and Services we specify, you may market them without your value added enhancement within the same establishment and product line where you have previously marketed and installed Products if the products are of an equal or lesser model, as we specify, of those previously installed with your value added enhancement and the previously installed products are still in productive use.

We may withdraw approval for a specific value added enhancement on three month’s written notice or if it is determined that you are out of compliance with the value added enhancement, we may terminate your approval on written notice. We may also, upon one months written notice, modify the criteria for approval of your value added enhancement. You are responsible to modify your value added enhancement to meet these criteria. We may assign renewal criteria for a value added enhancement. You agree that in the event that you do not meet such criteria, we may withdraw approval for that value added enhancement upon one months written notice.

4.	Our Relationship

Each of us agrees that:

1.	each of us is responsible for our own expenses regarding fulfillment of our responsibilities and obligations under the terms of this Agreement;

2.	neither of us will assume or create any obligations on behalf of the other or make any representations or warranties about the other, other than those authorized;

3.	neither of us will bring a legal action against the other more than two years after the cause of action arose unless otherwise provided by local law without the possibility of contractual waiver;

4.	failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time, either in relation to that default or any subsequent one;

5.	IBM may change the terms of this Agreement or one month’s written notice. Otherwise, for any other change to be valid, both of us must agree in writing. Changes are not retroactive. Additional or different terms in a communication from you are void;

6.	each of us will comply with all applicable laws and regulations (such as those governing consumer transactions);

7.	IBM reserves the right to assign this, in whole or in part, this Agreement to any other IBM related company;

8.	if any provision of this Agreement is determined to be invalid or otherwise unenforceable, such provision will be deemed to be deleted from this Agreement, while the remainder of this Agreement will continue in full force and effect as written; and

9.	International Business Machines Corporation and entitles within its Enterprise are allowed to store and use your contact information, including names, phone numbers, and e-mail addresses, anywhere they do business. Such information will be processed and used in connection with our business relationship, and may be provided to contractors, Business Partners, and assignees of International Business Machines Corporation and entities within its Enterprise for uses consistent with their collective business activities, including communicating with you (for example, for processing orders, for promotions and for market research).

5.	Your Responsibilities To IBM

You agree:

1.	to develop a mutually acceptable business plan with us or your IBM Distributor, as we specify, if we require one. Such plan will document your marketing plans as they apply to our relationship. IBM or your IBM Distributor will review the plan, at a minimum, once a year;

2.	that, unless precluded by applicable law, if we specify a minimum attainment, one of the requirements for you to retain this relationship is that you achieve such attainment;

3.	to provide us, or our representative, with access to your facilities in order for us to fulfill our obligations and to review your compliance with the Agreement;

4.	to provide us or your distributor with marketing, sales, installation reporting and inventory information for our products and services as we specify or as we require your distributor to provide to us;

5.	if you acquire Products you are approved to market from your Distributor for demonstration, development, and evaluation purposes, to use such Products primarily in support of your Product marketing activities and to retain such Products for twelve months from the Date of Installation of the Products, unless specified otherwise for specific Products by your Distributor. If you acquire Products you are approved to market from your Distributor for internal use, to use such Products only within your Business Partner operations. Any value added enhancement or system integration services otherwise required by your relationship is not applicable when you acquire Products for internal use. You must retain such Products for a minimum of twelve months unless otherwise specified by your Distributor;

6.	to comply with all terms regarding Program upgrades;

7.	your rights under this Agreement are not property rights and, therefore, you can not transfer them to anyone else or encumber them in any way;

8.	to maintain the criteria we specified when we approved you;

9.	for a Program requiring the End User’s signature on the Program’s license agreement, to obtain the signature before providing the Program to the End User, and return any required documentation to your IBM Distributor (all other Programs are licensed under the terms of the agreement provided with them);

10.	to retain records of each Product and Service transaction (for example, a sale, a credit or a warranty claim) for three years and provide us relevant records on request. We may reproduce and retain copies of these records;

11.	to provide information, including installation reporting, to us or your IBM Distributor, as we require your Distributor to provide to us;

12.	to report to us any suspected Product defects or safety problems, and to assist us in tracing and locating products;

13.	if during our review of your compliance with your Business Partner Agreement with us, we find that you have materially breached the terms of this Agreement, then in addition to IBM’s remedies under the terms of this Agreement, you may be subject to restitution of discount or other financial penalties under the terms of your agreement with your IBM Distributor;

14.	that you will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of a) a breach of this clause or b) when IBM reasonable believes such a breach has occurred;

15.	that your conduct under this Agreement will be consistent with the antiboycott laws and regulations of the United States;

16.	when Machines and Programs are shipped together not to separate them and that you provide them to End Users as they have been provided to you; and

17.	ensure that the Microsoft Certificate of Authenticity (COA) and Associated Product Material (APM) included with IBM Products containing Microsoft Programs are not removed, and are provided with the IBM Product to the End User, Microsoft Programs are not to be priced separately when shipped together with Machines.

6.	Your Responsibilities To End Users

You agree to:

1.	be responsible for customer satisfaction and to participate in customer satisfaction programs as we determine;

2.	refund the amount paid for a Product returned to you because the End User returned it to you under the terms of its warranty or did not accept the terms of the license or a money-back guarantee we offer End Users. You may return such Products to the IBM Distributor from whom you acquired them, for credit;

3.	develop a plan agreed to by the End User, for installation and post installation support for the offering you market. For Products and Services we approve you to market, support includes your being the primary contact for Product information, technical advice and operational advice associated with the offering. You may delegate these support responsibilities for Products and Services, and any other associated products, to another IBM Business Partner who is approved to market such Products. If you do, you retain customer satisfaction responsibilities. Alternatively, such support responsibilities will be provided by IBM if you market the applicable IBM Services to the End User. If you do, we assume customer satisfaction responsibilities for such support;

4.	provide a dated written record, such as a sales receipt or an invoice, which specifies the End User’s name, the part number or Machine type/model, and serial number if applicable;

5.	inform your End User, in writing, who the warranty provider is, if other than yourself, and of any other applicable Warranty information, as well as any modification you or the IBM Distributor make to a Product and advise that such modification may void the warranty. Additionally, you agree to inform the End User if a Machine contains a C Replaceable Unit (CRU), for example, a mouse, keyboard, speaker, memory or hard disk drive. IBM provides _____________ CRUs to the End User for installation by the End User. The End User may request IBM to install a CRU, IBM may charge the End User for the installation.

6.	Inform your End User that the sales receipt (or other documentation we may specify, such as Proof of Entitlement if it is required) will be necessary for proof of warranty entitlement and for Program upgrades;

7.	provide to your End Users the Program Services the IBM Distributor provides to you;

8.	assist the End User to achieve productive use of your solution and the Products and Services you marketed; and

9.	for Products and Services your Distributor specifies, participate in or conduct solution and system assurance reviews as we specify.

7.	Status Change

You agree to give us prompt written notice (unless precluded by law or regulation) of any substantive change or anticipated change to the information supplied in your application. Upon notification of such change, (or in the event of failure to give notice of such change) IBM may, at its sole discretion, immediately terminate this Agreement.

8.	Marketing Funds and Promotional Offerings

We may provide marketing funds and promotional offerings. If we do, you agree to use them according to our guidelines and to maintain records of your activities regarding the use of such funds and offerings for three years. We may withdraw or recover marketing funds and promotional offerings from you if you breach any terms of the Agreement. Upon notification of termination of the Agreement, marketing funds and promotional offerings will no longer be available for use by you unless we specify otherwise in writing.

9.	Production Status

Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the IBM Machine may new and may have been previously installed. Regardless of the IBM Machine’s production status, our appropriate warranty terms apply. You agree to inform your End User of these terms, in writing. Warranty Information is available from your IBM Distributor.

10.	IBM Warranty Service

If we approve you to provide IBM Warranty Service, you agree to do so for those Products specified and according to the guidelines provided to you.

11.	Marketing of Services

The following are the conditions under which you may market Services, which your Distributor makes available to you:

1.	if you marketed a Product to the End User, or

2.	regardless of whether you marketed a Product to the End User, you may market the Services we specify in this Agreement.

You may market Services on eligible non-IBM Products regardless of whether you marketed a Machine or Program to the End User.

Marketing of Services for a Fee

If you market an IBM Service which is eligible for a fee and which your IBM Distributor makes available to you, we will pay the fee to your IBM Distributor. Alternatively, if such IBM Service is not available from your IBM Distributor, but is available to you from us, we will pay the fee to you.

In either case we pay the fee when 1) you identify the opportunity and perform the marketing activities, and 2) you provide the order and any required documents signed by the End User.

Additionally, for Services we specify, and which are not available from your IBM Distributor, we will pay you a fee when you provide us a lead and the following criteria are met: 1) it is submitted on the form we provide to you, 2) it is for an opportunity which is not known to us, and 3) it results in the End User ordering the Service from us within six months from the date we receive the lead from you.

We will not pay the fee if 1) the machine or program is already under the applicable service. 2) we have an agreement with the End User to place the machine or program under the applicable service, or 3) the service was terminated by the End User within the last six months.

If the Service is terminated within three months of the date of payment from the End User was due us, you agree to reimburse us for any associated payments we made to you. The reimbursement may be prorated if the Service is on a recurring charge basis.

We periodically reconcile amounts we paid you to amounts you actually earned. We may deduct amounts due us from future payments we make to you, or ask you to pay amounts due us. Each of us agree to promptly pay the other any amounts due

Remarketing of Services

We provide terms in an applicable Attachment governing your remarketing of Services the End User purchases from you and which we perform under the terms of the IBM Service agreement signed by the End User.

Shrink-wrap Services are performed under the terms of the agreement provided with them. If the terms of the agreement are not visible on the shrink-wrap package, you agree to provide (or, if applicable, request your Remarketer to provide) the Services terms to the End User before such Services are acquired by the End User.

12.	Marketing of Financing

We may approve you in this Agreement, to market your Financing Services for Products and Services and any associated products and services you market to the End User. If you market our Financing Services, we will pay a fee if specified in the Business Partner Financing Fee Schedule.

We provide Financing Services to End User under the terms of our applicable agreements signed by the End User. You agree, that for the items that will be financed, 1) you will promptly provide us, or your Distributor, as we specify, any required documents including invoices, with serial numbers if applicable, 2) the supplier will transfer clear title to us, and 3) you will not transfer to us any obligations under your agreements with the End User.

We will make payment for the Items to be financed when the End User has initiated financing and acknowledged acceptance of the items being financed. Payment will be made to you, your Distributor, or the supplier, as appropriate.

13.	Export

You may actively Market Products and Services only within the geographic scope specified in this Agreement. You may not market outside this scope, and you agree not to use anyone else to do so.

Export and Import Laws.

You warrant that you will comply with all applicable export and import laws (which in some instances prohibit or restrict in-country marketing to certain End Users). when you market Products, Services and technical data. You agree that If you export or import Products, Services and technical data, you, and not IBM, will act as the exporter or importer. Further, you warrant that you are knowledgeable with, and are and will remain in full compliance with, the applicable export and import laws, regulations, orders and policies (including, but not limited to, securing all necessary clearance requirements, export and import licenses and exemptions, and making all proper filings). We may, at our sole discretion, require you from time to time to provide us with written certification relating to your compliance with applicable export and import laws or prohibit you from doing business with certain End Users in order to ensure that you and IBM comply with applicable export and import laws

You will indemnify us for claims made against us for your failure to comply with applicable export and import laws, regulations or orders.

End User Exports

If an End User acquires a Product for export, our responsibilities, if any, under this Agreement no longer apply to that Product, unless the Product’s warranty or license terms state otherwise. You agree to use your best efforts to ensure that your End User complies with all applicable export and import laws. Before your sale of such Product you agree to prepare a support plan for it and obtain your End User’s agreement to that plan. Within one month of sale, you agree to provide us with the End User’s name and address, Machine type/model, and serial number if applicable, data of sale, and destination country.

Attainment

Product you export (or which are acquired by an End User for export) outside the geographic scope of the Agreement will not count toward attainment of your objectives and will not qualify for applicable promotional offerings and marketing funds.

14.	Licensed Internal Code

Machines (“Specific Machines”) containing Licensed Internal Code will be identified to you by the IBM Distributor. we grant the rightful possessor of a Specific Machine a license to use the code (or any replacement we provide) or_ conjunction with, only the Specific Machine, designated by serial number, for which the code is provided. We license the code to only one rightful possessor at a time. When you are a rightful possessor to the Specific Machine, you agree that you are bound by the terms of the separate license agreement that we provide to you.

Your Responsibilities

You agree to inform your customer and record on the sales receipt, that the Machine you provide is a Specific Machine current copy of the License Internal Code license agreement must be provided to the End User before the sale is finalized.

15.	Machine Code

Machines containing Machine Code, and its applicable Machine Code license agreement will be identified to you _ IBM Distributor. We grant the rightful processor of a Machine the license to use the Machine Code (or any _ provide) on, or in conjunction with, only the Machine for which the Machine Code is provided. We license the _ to only one rightful possessor at a time. When you are the rightful possessor of the Machine, you agree that you are bound by the terms of the separate Machine Code license agreement that we provide to you.

Your Responsibilities

You agree to inform your customer that the Machine you provide is a Machine containing Machine Code, and _ applicable Machine Code license agreement applies. A current copy of the applicable Machine Code license _ must be provided to the End User before the sale is finalized.

16.	Trademarks

We will notify you in writing of the applicable Business Partner title and emblem which you are authorized to use provide you with written guidelines, regarding the use of Business Partner title and emblem, which we may periodically modify. You may not modify the emblem in any way. You may use our Trademarks (which include the title, emblem, Trademarks and service marks) only:

1.	within the geographic scope of this Agreement;

2.	in association with Products and Services we approve you to market; and

3.	as described in the written guidelines provided to you.

The royalty normally associated with non-exclusive use of the Trademarks will be waived, since the use of this as conjunction with marketing activities supporting sales of Products and Services.

You agree to promptly modify, at your expense, any advertising or promotional materials that do not comply with our guide- lines. If you receive any complaints about your use of a Trademark, you agree to promptly notify us. When this Agreement ends, you agree to promptly stop using our Trademarks. If you do not, you agree to pay any expenses and fees we _____ getting you to stop.

You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

Our Trademarks, and any goodwill resulting from your use of them, belong to us.

17.	Liability

Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages ___________ other. In each such instance regardless of the basis on which damages can be claimed, the following terms apply _________ exclusive remedy and our exclusive liability.

IBM is responsible for the amount of any actual loss or damage, up to the greater of $100,000 or the charges (if recurring 12 months charges apply) for the Product that is the subject of the claim.

Under no circumstances (expect as required by law) is IBM, its subcontractors or Program developers liable for any of the following, even if informed of their possibility: loss of or damage to data, special, incidental or indirect damages, ___________ economic consequential damages, lost profits, business, revenue, goodwill or anticipated savings.

In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims made against us by others (particularly regarding statements, representations, or warranties not authorized by us) __________ out of your conduct under this Agreement or as a result of your relations with anyone else.

18.	Electronic Communications

Each of us may communicate with the other by electronic means (for example, to provide written notice or consent other), and such communication is acceptable as a signed writing to the extent permissible under applicable law. Both of us agree that for all electronic communications, an identification code (called a “user ID”) contained in an electronic document is sufficient to verify the sender’s identify and the document’s authenticity.

19.	Confidential Information

With reference to the IBM Agreement for Exchange of Confidential Information (AECI), the following is confidential Information (Information):

1.	all information IBM marks or otherwise states to be confidential;

2.	any Information we identify as “Confidential” on an IBM Web site. Your access of such information is cosidereded your agreement to accept it as confidential;

3.	any of the following prepared or provided by IBM:

a.	sales leads,

b.	information regarding End Users,

c.	unannounced information about Products and Services,

d.	business plans, or

e.	market intelligence, and

4.	any of the following written information you provide to us on our request and which you mark as confidential

a.	reporting data,

b.	financial data,

c.	the business plan,

d.	customer satisfaction data, or

e.	sales information.

All other information exchanged between us is nonconfidential, unless disclosed as specified in the IBM Agreement Exchange of Confidential Information.

20.	Ending the Agreement

Regardless of the contract duration specified in the “Details of Our Relationship” Section, or any renewal period in effect, either of us may terminate this Agreement, with or without cause, on three months’ written notice. If, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable.

If we terminate for cause we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement written notice. Examples of such breach by you are if you do not maintain customer satisfaction; if you_Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

If the relationship between you and your named IBM Distributor ends, or the relationship between IBM and that Distributor ends, and you reapply with a new IBM Distributor to continue as our Business Partner, you must notify us within two months of the name of your new IBM Distributor. We will review your application to acquire Products from this IBM Distributor and advise the new IBM Distributor when the application is approved.

You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.

21.	Geographic Scope

The rights, duties and obligations of both of us are valid only in the United States and Puerto Rico.

22.	Governing Law

The laws of the State of New York will govern, construe and enforce all the rights, duties and obligations arising relating in any manner to, the subject matter of this Agreement, notwithstanding conflicts of laws principles.

The “United Nations Convention on Contracts for the International Sale of Goods” does not apply.

DETAILS OF OUR RELATIONSHIP

Contract Start Date 04/01/04 Duration 24 months

Unless we specify otherwise in writing, the Agreement will be renewed automatically for subsequent two year periods. E us is responsible to provide the other three months’ written notice if the Agreement will not be renewed.

Products and Services you are approved to market:

You acquire Products and Services you market from the IBM Distributors specified (personal computer Products may be acquired from any IBM approved Distributor).

Products

	Value Added Enhancement Required (yes/no)	Approved to Market Under Remarketer Terms	Approved to Market Under Complementary Marketing Terms	Distributor Name and Effective Date
iSeries i5, pSeries p5	yes	yes	no	Agilysys
SW1D1 Tiyoli San Manager	no	yes	no	Agilysys

Exclusions, if applicable

Although included by reference in Product approval, you are not approved for these individual Products:

Services

If you are approved to market the following Services, you may do so without the requirement to have marketed a Machine or Program to the End User.

Approvals in these categories permit the marketing of Services independent of a system sale and hardware Value Added Enhancement (VAE). See the Services Offering Information Table (SPSVC) for details. There is also no requirement for separate Services VAE.

Learning Services	Software Services
Site and Connectivity Services

Additional Terms

For each Attachment for which you are approved, each of us agrees to the terms of the following by signing this Agreement Copies of the Attachments are included.

	Approved (yes/no)	Attachment
Attachment for Services Marketing for Remarketers Who Acquire Services from an IBM Distributor	yes	Z125-5749-01 06/2002

Attachment for Finance Services from IBM Credit LLC	yes	Z125-5795-06 03/2004

Federal Remarketer Attachment	yes	Z125-5514-02 05/2002

Federal Certification Attachment	no	Z125-5515-03 02/2003

Internet Service Provider Attachment	no	Z125-8130-01 06/2000

Attachment for Acquisition of IBM Personal Computer Products and Services from IBM PartnerChoice	yes	Z125-6648-02 05/2003

Attachment for Temporary Capacity on Demand	no	Z125-8846-01 05/2003

Minimum Attainment:

When the following Section is completed, you agree to meet the following:

Product	Minimum Attainment Volume/ Revenue	Measurement Period Dates
iSeries i5, pSeries p5	$100,000	04/01/2004 to 03/31/2006
SW1D1 Tiyoli SAN Manager

Value Added Enhancement

Value added enhancement description;

See attached (VAEATT)

Locations:

Loc. ID	Location (street address, city, states, ZIP codes)
30451	6800 Jericho Turnpike, Suite 204W
Syosset, NY 11791

This Agreement Is the complete agreement regarding this relationship, and replaces any prior oral or written communication between us. Once this Agreement Is signed, without modification, 1) any reproduction of this Agreement made by reliable means (for example, photocopy or facsimile) Is considered an original, to the extent permissible under applicable law, and 2) the Products and Services you market and Services you perform under this Agreement are subject to it. If you have not already signed an Agreement for Exchange of Confidential Information (AECI), your signature on this Agreement Includes your acceptance of the AECI.

	Date (received by IBM 9/1/04		Revised Agreement (Y/N) Yes

	Agreed to: Dynax Solutions, Inc.		Agreed to:
	(IBM Business Partner name)		(IBM Corporation)

By:	/s/ Daniel E Bivona	By:	/s/ Gwen Rucker
	(Authorized Signature)		(Authorized Signature)

	Name (type or print): Dan Bivona		Name (type or print): Gwen Rucker

	Date: 9/1/04		Date: 9/7/04

	IBM Business Partner Address:		IBM Address:
	6800 Jericho Turnpike, Suite 204W		4111 Northside Parkway
	Syosset, NY 11791		Atlanta, GA 30327

IBM Business Partner Agreement

Attachment for Services Marketing for Remarketers

who acquire Services from an IBM Distributor

The following terms govern your marketing of Services you acquire from your IBM Distributor and which the End User purchases from you and which we perform under the terms of the IBM Agreement for Services Acquired from an IBM Business Partner (IBM Service Agreement). We provide additional terms to you, if any. in specific Service Attachments, or transaction documents.

1.	IBM Services

Services may be either standard offerings or customized to the End User’s specific requirements. Each Service transaction may include one or more Services that:

1.	expire at task completion or an agreed upon date;

2.	automatically renew as another transaction with a specified contract period. Renewals will continue until the Service is terminated; or

3.	do not expire and are available for use until either of us terminates the Service, or we withdraw the Service.

If we make a change to the terms of a renewable Service that affects the End User’s current Service Agreement contract period and the End User considers it unfavorable and you advise your Distributor, who is responsible to advise us in writing, we will defer the change until the end of that contract period.

2.	Service Charges

Prepaid Services must be used within the applicable contract period. If we withdraw Service which has been prepaid, and we have not fully provided such Service, we will give prorated refund to your Distributor. Otherwise, we do not give credits or refunds for unused prepaid Services.

If an End User Is eligible for a credit under the terms of the IBM Service Agreement (for example, a satisfaction guarantee credit, or a credit for withdrawn Services not fulfilled), you agree to ensure the applicable credit is issued to the End User. Your Distributor will issue the appropriate credit to you.

You may market Services we make available to your Distributor on a recurring-charge basis only on a recurring charge basis.

3.	Notices

Each of us agrees to give the other a copy, through your Distributor, of notices or request-received from or sent to an End User, applicable to the IBM Service Agreement.

You agree to ensure certain Service Attachments and transaction documents, If any, are made available to End Users for their signature. If required. Such documents may have terms in addition to those we specify in the IBM Service Agreement.

4.	Services Requirements Changes

During the Service period you may update the requirements, including adding Products to be covered by the Service, as well as increasing the Service requirements. We will adjust our invoicing to your Distributor accordingly. Check with your Distributor to determine if you will incur an additional charge.

5.	Termination of Services

If either IBM or the End User does not meet its obligations concerning a Service, the other party may terminate the Service. We will inform your Distributor of any such termination.

You may terminate an expiring or renewable Service transaction. Check with your Distributor to determine if you will incur a charge for such termination.

For a Service the End User terminates, you agree to ensure we are provided one month’s written notice from the End User. For a Service you decide to terminate, you agree to provide one month’s written notice to us and the End User.

Business Partner Agreement

Attachment for Financing Services

From IBM Credit LLC

The terms of this Attachment modify or are in addition to and prevail over the IBM Business Partner Agreement - General Terms, the IBM Business Partner Agreement for Solution Providers, the IBM Business Partner Agreement for Resellers, and the Service Provider-Remarketer Terms Attachment for Managed Services Solution, as applicable . ‘We’ refers to IBM Credit LLC.

If you are an IBM Distributor, any term regarding your activities or responsibilities with an End User may be performed by you. Alternatively, such activities may be performed by your IBM approved Solution Provider or Reseller, as applicable. In such case, you are responsible to ensure the Solution Provider or Reseller has been approved under the terms of this Attachment.

1.	Appointment as Agent

We appoint you as our agent under the terms of this Attachment solely for the purpose of offering to End Users IBM Credit LLC financial products (“Financing Services”) for Products and Services and any associated products and services you market, and to advertise availability of our offerings; both subject to terms in this Attachment including Its attached Exhibit “A”.

This relationship between you and us is that of agent and principal, and is not a joint venture, partnership, employer/employee relationship or a joint enterprise of any kind. Except as specifically permitted herein, neither of us is permitted to represent the other, bind the other by its own acts, or control the manner, means or prices of such other’s business.

2,	Our Relationship

Responsibilities

Each of us agrees that:

a.	we reserve the right, without liability to you, to discontinue or vary availability of Financing Services to you, a specific End User or End Users generally;

b.	we reserve the right for any reason not to accept all or part of any proposed Financing Services proposal;

c.	we may issue, without notice under this Attachment, additional Exhibits, which will apply to Financing Services proposals you submit to us following the effective date of such Exhibit;

d.	we have no right to affect your pricing of products and services and items which are to be financed under this Agreement;

e.	you will not make any representations, warranties or promises of any type on our behalf to End Users or any other parties, unless specifically authorized by us; and

f.	you have no authority to negotiate terms or conditions of our financing agreements, or to change or alter any prices provided by us.

Other Responsibilities

You agree:

a.	to designate a point of contact within your organization who will serve as the primary point of contact for matters relating to the business relationship with us;

b.	to present to each End User interested in obtaining financing for information technology equipment and related programs and services, a Financing Services proposal approved in advance by us. You will ensure that the End User clearly understands that Financing Services are being provided directly from us as lessor or, in the case of government or government sub-contractor End Users, as financier. Unless we specify otherwise you will also attach a copy of our standard financing agreement and make certain that the End User agrees that only our terms will apply to the Financing Services being provided;

c.	to encourage participation in education which we provide for your employees involved in the selling of our Financing Services;

d.	to assist us in obtaining financial information we require from a potential End User in order to perform a credit evaluation;

e.	to provide administrative assistance to ensure completion of transactions, e.g., provide us with information required to generate financing rates and financing contracts, including hardware configurations and descriptions of charges for programs and services, and ensure that documentation we require to initiate the financing transactions is executed by the End User;

f.	to make End Users aware that their signature on our financing agreement is an offer looking to financing from us and is not binding on us unless and until accepted by us in writing;

g.	to comply with our procedures relating to financing originations, including providing End Users, before obtaining their signatures, with the current version of any financing agreement and documentation we supply, and any relevant IBM Credit customer brochures;

h.	to resolve any End User issues or questions relating to supply and performance of Machines, Programs, or Services arising during your relationship with the End User;

i.	to warrant to us that products to be sold by you and financed by us are new and if not new, then identified as such and conveyed to us with good and valid title, free of all encumbrances;

j,	to warrant to us that you will remain fully responsible for all warranty and similar obligations to the End User, in the same manner and to the same extent as if the End User acquired the products from you without any financing from us;

k.	if you request that program costs or fees be included In the Financial Services proposal and we approve and pay you directly, that all obligations concerning the program and its use, remain between the End User and either you or the program provider, and not us;

I.	that, aside from the End User’s obligation to pay us, no rights or duties as to the program apply to us and you will take no action which contradicts this;

m.	to provide us with, or assist us in obtaining, your invoices and invoicing documentation for all machines, programs and services being provided to the End User and financed by us. Invoices must accurately provide description of the machines, programs and services, End User name, invoice number, purchase amount and payee name and address;

n.	to ensure your invoices or Invoicing documentation accurately provides machine’s serial number, and the detail of the machines, programs and services you have sold, along with the specific End User price associated with each;

o.	to report, collect and remit any taxes you are responsible for levied in connection with your licensing programs, selling machines and providing services;

p.	to warrant to us that all services to be performed by you or your designees and financed by us were bargained for by the End User and if for any reason the services arc not performed you will immediately notify us and we will negotiate appropriate adjustments with you or the End User;

q.	to ensure that no misleading or false representations are made in relation to the Financing Services arrangements; and

r.	to ensure that all advertising which references our offerings conforms to the IBM Credit Advertising Guidelines for Business Partners, and to review with us any advertising not conforming to such guidelines prior to presentation.

We agree to:

a.	designate a point of contact within our financing organization to serve as the primary point of contact for you;

b.	provide financing to your IBM Credit approved End Users for their information technology equipment and related programs and services;

c.	deliver financing proposals to you in a timely fashion;

d.	provide appropriate educational offerings (or your personnel In order to help them more effectively market our Financing Services; and

e.	provide payment of the documented purchase price and programs and services charges for any financing transaction with the End User. Payment will be made during the settlement period upon our receipt of the required documentation.

3.	Remuneration

If we offer you fees for End User financing transactions under the terms of this Attachment, we will specify such fees in Exhibit A.

4.	Trademarks

Under the terms of this Attachment, neither party shall have, without the other party’s prior written consent, the right to use the other’s trademarks or trade names, or to refer to the other party directly or Indirectly in connection with any product, promotion or publication.

5.	Termination of Appointment

You may terminate this appointment at any time by providing written notice to us. We may terminate this appointment at any time by providing you with 30 days prior written notice. We may terminate this Attachment if the Business Partner Agreement between you and IBM ends. No further Financing Services transactions initiated by you and submitted to us after we provide such notice will qualify for the terms in this Attachment.

IBM Business Partner Agreement

Federal Government Remarketer Attachment

These terms are in addition to or modify the Remarketer Terms Attachment, the Remarketer Terms Attachment for Workstation Software, the Business Partner Agreement for Solution Providers, the Business Partner Agreement for Resellers and the Service Provider-Remarketer Terms Attachment for Managed Services Solution. These terms apply only when you market Products and Services to a Federal Government End User.

1.	FEDERAL GOVERNMENT END USER

“Federal Government End User” includes federal government agencies or any other entity listed in GSA Order ADM 4800. 2D, including those entities listed in Appendices A, B, and C of the Order, and any successor Order which may be published by the GSA in the Federal Register. The term Federal Government End User also includes federal government cost reimbursement prime contractors and management and operating contractors that receive proper authorization under FAR Part 51 from federal agencies to make federal purchases or acquisitions where licenses granted and title to equipment vest in the Federal Government End User.

2.	TITLE

You may propose an integrated solution through a higher-tier federal contractor in fulfillment of a specific government procurement where title to the Machine passes ultimately to the federal government. In no event shall you permit transfer of title for any Machine purchased under this Agreement to other than the federal government. Under no circumstances may you assign any of your responsibilities under this Agreement to the Federal Government End User.

3.	BUY AMERICAN ACT / TRADE AGREEMENTS ACT (BAA/TAA)

We make no representation or certification regarding the domestic or foreign origin of Products we provide.

4.	EXPORT OF PRODUCTS

When the federal government purchases Products and Services for its own use outside the United States, (i.e., an embassy or military installation) they do count 1) toward your minimum annual attainment 2) toward determination of your discount or price if the Products and Services were acquired directly from IBM by you or 3) for determining your marketing or promotional funds. Also your future supply allocations from IBM, If applicable, will not be affected. The warranty for such Products will be voided unless the Product is returned to the United States for warranty services. Title to the Products must reside with the United States government, and the United States government must be responsible for the Program licenses.

5.	ENDING THE AGREEMENT

If we terminate the Agreement without cause, we will permit you to continue to market under the terms of the Agreement for 90 days after the termination date. You agree to promptly withdraw and bids that include Products and Services which were anticipated to have been obtained under this Attachment unless we agree to terms and conditions under the Federal Systems Integrator (FSI) Program (or similar or successor program) for the bid as offered.

IBM Business Partner Agreement

Attachment for the Acquisition of IBM Personal

Computer Products and Services from IBM PartnerChoice

The terms of this Attachment are in addition to or modify and prevail over the terms of the IBM Business Partner Agreement for Resellers, the IBM Business Partner Agreement for Solution Providers, and the Remarketer Terms Attachment .

Under the terms of this Attachment, you may acquire IBM Personal Computer Products and Services we specify, from IBM PartnerChoice. If applicable, you remain eligible to acquire these Products and Services from any IBM Personal Computer Distributor.

Prices

We may approve additional discounted pricing for a specific End User opportunity you identify at the time of order. Sale of discounted Products and Services to an End User other than the specified End User, if applicable, or to an End User for other than its own internal use, or other sales in violation of the IBM Business Partner Agreement are ineligible for discounts. Such sales may result in the termination of this Attachment and your Business Partner Agreement and recovery by IBM of the discount amount, in addition to any other remedies available to IBM under the Business Partner Agreement.

Our price to you is the price in effect on the date we receive your order. However, a price credit adjustment will be made for Products and Services where the ibm.com price has been reduced prior to or on the date of shipment or the Service start date, as applicable.

Products and Services are not eligible for price adjustment if we decrease the price after shipment.

Price changes and modifications to product returns are only valid when contained in an IBM announcement letter, authorized special bid amendment, or other IBM written authorized channel program offering. Any modification to prices or product returns terms by any means other than the authorized documentation described in this paragraph is invalid. Any attempt by you to change any of those terms, except as provided herein, will be a material breach of this Agreement.

Ordering and Delivery

We will ship Products and Services, to your address, your End User’s address, or if you are an IBM Distributor, your resellers address, as you specify in your order.

Upon becoming aware of any discrepancy between our shipping manifest and the Products and Services received from us, you agree to notify us immediately. We will work with you to reconcile any differences.

Although we do not warrant delivery dates we will use reasonable efforts to meet your requested delivery dates.

We select the method of transportation and pay associated charges for Products and Services we ship. Other transportation options may be available. If you select any such option, we will specify if you are responsible for any applicable charges.

We will use reasonable efforts to meet your request for modification or cancellation of an order if we receive your request a minimum of 10 business days before the order is scheduled to be shipped. We may apply a cancellation charge for any such orders we cancel. We will inform you if a cancellation charge applies and where such charge is specified.

We transfer a Machine’s title to you upon shipment. Any prior transfer of title to a Machine reverts back to IBM when it is accepted by us as a returned Machine.

We do not transfer title to Programs.

For each Machine, IBM bears the risk of loss or damage up to the time it is delivered to the IBM-designated carrier for shipment to you or, if you request and IBM agrees, your Customer. Thereafter, you assume the risk. The Machine will be covered by insurance, arranged and paid for by IBM for you, covering the period until it is delivered to you or your Customer. For any loss or damage, you must 1) report the loss or damage in writing to IBM within 30 calendar days of delivery and 2) follow the applicable claim procedure.

Reseller Tax Exemption

You agree to provide us with your valid reseller exemption document for each applicable taxing jurisdiction to which we ship Products and Services. If we do not receive such documentation, we will charge you applicable taxes and duties. You agree to notify us promptly if this documentation is rescinded or modified. You are liable for any claims or assessments that result from any taxing jurisdiction refusing to recognize your exemption.

Installation and Warranty

We provide instructions to enable the setup of Customer-Set-Up-Machines. We are not responsible for the installation of Programs on non-IBM Machines. We do, however, pre load Programs onto certain Machines. We provide a copy of our applicable warranty statement to you. You agree to provide it to the customer for review before the sale is finalized, unless we specify otherwise.

We calculate the expiration date of an IBM Machine’s warranty period from the Machine’s Date of Installation. Warranty terms for Programs are described in the programs’ license terms. We provide non-IBM Products WITHOUT WARRANTIES OF ANY KIND, unless we specify otherwise. However, non-IBM manufacturers, suppliers or publishers may provide their own warranties to you.

For non-IBM Products we approve you to market, you agree to inform your customer in writing 1) that the Products are non-IBM, 2) the manufacturer or supplier who is responsible for warranty (if any), and 3) of the procedure to obtain any warranty service.

The Date of Installation for a Customer-Set-Up Machine

The Date of Installation for a Customer-Set-Up-Machine is the date the Machine is installed which you or your Remarketer, if applicable, record on the End Users sales receipt. You must notify us of this date upon our request.

General

We may audit your records regarding your marketing of the IBM Personal Computer Products and Services you acquire from IBM PartnerChoice. You agree to provide us with copies of invoices, delivery documents and other related documents on our request.

Products and Services you order under the terms of this Attachment :

1.	may not be returned to us, other than those determined to be defective on arrival (DOA); and

2.	are eligible for applicable marketing and promotional offerings.

If we terminate this Attachment, we may do so without prior notice.

We may modify the terms of this Attachment on one months written notice. Such changes are not retroactive.

By signing below, you agree that you have read and agree to the terms and conditions that govern acquisition of IBM Personal Computer Products and Services from IBM PartnerChoice.

Agreed to:		Agreed to:
IBM Business Partner		International Business Machines Organization

By	/s/ Daniel E Bivana	By	/s/ Gwen Rucker
	Authorized Signature		Authorized Signature

Name (type or print):	Dan Bivana	Name (type or print):	Gwen Rucker

Date:	9-1-04	Date:	9.-7-04

Address:	6800 Jericho Turnpike Ste 204w

Syosset NY 11791

IBM Location ID:	30451

Phone Number:	516 932 9080

e-Mail Address:	dbivana@dynax.com

APPROVED VALUE ADDED ENHANCEMENTS

The following listing confirms the IBM approved Value Added Enhancements (VAE) or Approved Solution (AS) your firm is approved to market under the terms and conditions of your authorized IBM Business Partner Agreement and Profile.

Dynax Solutions, Inc.

Product Exhibit	VAE or AS Approval Date
A400	04-01-00

e-business Electronic Commerce/Web Application

INDUSTRY: Cross

ELIGIBLE PRODUCTS:

•	iSeries - all models
•	pSeries and RS/6000 - all models

MINIMUM VAE SOLUTION REQUIREMENTS

•	Sale, installation, and implementation of an eligible product with one or more Electronic Commerce/Web Application solutions

•	See the General Information Library of the BPLibrary for approved solutions by product. Solutions not included in the list require prior approval by IBM.

•	Billed Value Measurement required: Yes

•	Face-to-Face Meeting required: Yes

MINIMUM FIRM ELIGIBILITY REQUIREMENTS

•	Certification requirements - for current requirements, refer to the following Web site:

http://www-1.ibm.com/certify/partner/na/vaecit.shtml

A400	04-01-00

Competitive System Conversion

INDUSTRY: Cross

ELIGIBLE PRODUCTS;

•	iSeries – All models

•	pSeries and RS/6000 – All models

MINIMUM VAE SOLUTION REQUIREMENTS:

•	Sale, installation, and implementation of an eligible product and associated operating system at a customer establishment where you convert and/or port one or more programs or applications and data from a competitive vendor’s system to a current-technology IBM system

17

- For MES model/processor upgrades, the operating system installation and Implementation are not required.

•	Perform pre-procurement marketing activities, such as analyzing customer requirements, mapping to IBM solutions, and recommending appropriate alternatives

•	Proposal to the customer must include the new system configuration in detail: a complete listing of the hardware, software, and services to be provided

•	Billed Value Measurement required: No

•	Face-to-Face Meeting required: Yes

MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

•	Certification requirements: IBM eServer sales and technical certifications at the firm level for the machine type/model being sold

•	Sales Location Required: No

•	Business Partners approved for this VAE may compete equally with all other VAEs

A400	04-01-00

e-business Firewall/Security Solutions

INDUSTRY: Cross

ELIGIBLE PRODUCTS:

•	iSeries - all models

•	pSeries and RS/6000 - all models

MINIMUM VAE SOLUTION REQUIREMENTS

•	Sale, installation and implementation of an eligible product with one or more Firewall/Security solutions

•	Completion of at least one of the following services listed below:

- Network Security Design Plan

- Implementation of security policy

- Other security services

- Setting up an LDAP directory

•	See the General Information Library of the BPLibrary for approved solutions by product. Solutions not included in the list require prior approval by IBM.

•	Billed Value Measurement required: Yes

•	Face-to-Face Meeting required: Yes

MINIMUM FIRM ELIGIBILITY REQUIREMENTS

•	Certification requirements - for current requirements, refer to the following Web site:

http://www-1.ibm.com/certify/partner/na/vaecit.shtml

18

A400	04-01-00

e-business Lotus Domino Solutions

INDUSTRY: Cross

ELIGIBLE PRODUCTS:

•	iSeries - all models

•	pSeries and RS/6000 - all models

MINIMUM VAE SOLUTION REQUIREMENTS

•	Sale, installation, and implementation of an eligible product with Lotus Domino server software

•	See the General Information Library of the BPLibrary for approved solutions by product Solutions not included in the list require prior approval by IBM.

•	Billed Value Measurement required: Yes

•	Face-to-Face Meeting required; Yes

MINIMUM FIRM ELIGIBILITY REQUIREMENTS

•	Certification requirements - for current requirements, refer to the following Web site:

http://www-1 .ibm.com/certify/partner/na/vaeclt.shtml

A400	04-01-00

Business Intelligence

INDUSTRY: Cross

ELIGIBLE PRODUCTS:

•	ISeries - all models

•	pSeries and RS/6000 - all models

MINIMUM VAE SOLUTION REQUIREMENTS

•	Sale, installation and Implementation of an eligible IBM product with a Business Intelligence solution that includes at least two of the following Business Intelligence functions:

- Data access using graphical analysis

- Data cleaning

- Data extraction, transformation, and replication

- Data mining

- Data Warehouse or Data Mart generation and management

- Metadata management

- Online Analytical Processing (OLAP)

•	See the General Information Library of the BPLibrary for approved solutions by product. Solutions not included in the list require prior approval by IBM.

•	Billed Value Measurement required: Yes

•	Face-to-Face Meeting required: Yes

MINIMUM FIRM ELIGIBILITY REQUIREMENTS

•	Certification requirements - for current requirements, refer to the following Web site:

http://www-1.ibm.com/certify/partner/na/vaecit.shtml

A400	08-08-01

Saleslink

INDUSTRY: Cross

ELIGIBLE PRODUCTS:

•	iSeries and AS/400 - Entry models

MINIMUM VAE SOLUTION REQUIREMENTS:

•	If marketing rights - sale, installation and implementation of an eligible IBM product; or

If jointly marketing - installation and implementation of an eligible IBM product when sold by Dynax Solutions, Inc.; with the following application and listed modules:

Saleslink

Modules: Sales Performance Tracking, Report Viewing, Customer Data Tracking, Product Data Tracking, and Communications Management.

•	Billed Value Measurement required: No

•	Face-to-Face Meeting required: Yes

MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

•	Marketing rights from or selected by Dynax Solutions, inc. to jointly market

A400	12-05-02

General Accounting

INDUSTRY: Cross

ELIGIBLE PRODUCTS:

•	iSeries - Entry models

•	pSeries and RS/6000 - excluding RS/6000 SP models

MINIMUM VAE SOLUTION REQUIREMENTS:

•	Sale, installation, and implementation of an eligible product and associated operating system at a customer establishment with one of the approved solutions

•	Installation and implementation of three or more of the following functions on eligible products:

- General Ledger            - Accounts Payable

- Order Entry            - Accounts Receivable

- Payroll            - Fixed Asset Management

- Billing

•	See the General Information section of BPLibrary for approved solutions by product

•	Billed Value Measurement required: No

•	Face-to-Face Meeting required: Yes

MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

•	Marketing rights from or selected by the listed ISV to jointly market

A400	12-04-02

Apparelware

INDUSTRY: Retail Distribution

ELIGIBLE PRODUCTS:

•	iSeries and AS/400 - Entry and Growth models

MINIMUM VAE SOLUTION REQUIREMENTS:

•	If marketing rights - sale, Installation and Implementation of an eligible IBM product: or

If jointly marketing - Installation and implementation of an eligible IBM product when sold by Dynax Solutions, Inc.; with the following application and listed modules:

Apparelware

Modules: Customer Service, Bill of Materials, Purchasing, Sales Order Processing, Allocation, Inventory Tracking, Billing, Return Authorizations, Sales Analysis, Look-Up & Retrieval, Audit Tracking, Reports & Listing

•	Billed Value Measurement required: No

•	Face-to-Face Meeting required: Yes

MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

•	Marketing rights from or selected by Dynax Solutions, Inc. to jointly market

A400	12-04-02

Distribuware

INDUSTRY: Retail Distribution

ELIGIBLE PRODUCTS:

•	iSeries and AS/400 - Entry and Growth models

MINIMUM VAE SOLUTION REQUIREMENTS:

•	If marketing rights - sale, Installation and implementation of an eligible IBM product; or

If jointly marketing - installation and implementation of an eligible IBM product when sold by Dynax Solutions. Inc.; with the following application and listed modules:

Distribuware

Modules: Unit of Measure Tables, Purchase Order Entry, Inventory Control, Sales Order Entry, Sales Analysis, Period

Closings, Reports & Listings, Inventory Trend Reports

•	Billed Value Measurement required: No

•	Face-to-Face Meeting required: Yes

MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

•	Marketing rights from or selected by Dynax Solutions, Inc. to jointly market

A400	07-11-00

Spectrum Distribution System

INDUSTRY: Wholesale Distribution

ELIGIBLE PRODUCTS:

•	iSeries - All models

MINIMUM VAE SOLUTION REQUIREMENTS:

•	If marketing rights - sale, installation and implementation of an of an eligible IBM product; or

If jointly marketing - installation and Implementation of an eligible BM product when sold by Phoenix Software; with the following application and listed modules;

Spectrum Distribution System

Modules: Inventory Management, Purchase Order Management, Import Tracking, Accounts Receivable. Accounts Payable, General Ledger, History Storage, Reporting, 99 Companies

•	Billed Value Measurement required: No

•	Face-to-Face Meeting required: Yes

MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

•	Marketing rights from or selected by Phoenix Software to jointly market

A400	06-02-03
RS60

SAP

INDUSTRY: Retail, Manufacturing, Cross

ELIGIBLE PRODUCTS:

•	iSeries - All models

•	pSeries and RS/6000 - All models (Solution Provider must be approved to market RS/6000 SP models)

MINIMUM VAE SOLUTION REQUIREMENTS:

•	If marketing rights - sale, Installation and implementation of the following application:

- SAP R/3 Enterprise

or

•	If joint marketing - installation and implementation of the following application when sold by SAP:

- SAP R/3 Enterprise

•	Billed Value Measurement required: No

•	Face-to-Face Coverage required: Yes

MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

•	Marketing rights from SAP

or

•	Selected by SAP to joint market and approval by IBM ISV Program Manager

•	Business Partners are required to read the announcement letters for this VAE to obtain important Information relating to “Minimum Requirements’, certification/education and other approval information

A400	08-05-03

Coverage Sales and Support

INDUSTRY: Cross

ELIGIBLE PRODUCTS:

•	iSeries – All models
•	pSeries and RS/6000 – All models
•	MES model/processor upgrades – All models of iSeries, AS/400, pSeries, and RS/6000
•	Non-processor MESs – AS/400 – 7XX models and older

MINIMUM VAE SOLUTION REQUIREMENTS:

•	Sale, Installation, and implementation of an eligible product and associated operating system at a customer establishment or
•	Sale, installation, and implementation of an eligible product and associated operating system at a customer establishment where you migrate and/or port one or more programs or applications from older-technology IBM systems that are in productive use to a current-technology IBM system or model upgrade on a one-to-one ratio

- For MES model/processor upgrades, the operating system installation and implementation are not required

- For AS/400 Models 5XX and older, the applications are to bo migrated and/or ported to the new system

- For iSeries and AS/400 Models 6XX and newer, the applications can be transferred to the new system. (Advanced technology on these systems allows for the transfer of applications with minimal IT personnel involvement.)

- Any older-technology system can be upgraded to or replaced by any current-technology iSeries or pSeries system

Older-technology IBM systems include:

- AS/400 systems – Machine types 9401, 9402, 9404, and 9406 All models except iSeries (270, 8XX) and eServer i5 (5XX)

- NUMA-Q – All models

- pSeries and RS/6000 systems announced as withdrawn from marketing qualify as older technology as of the date of the withdrawal announcement

- RT PC models

- Series/1

- Symmetry – All models

- System/3X

- xSeries 430 – All models

•	Perform pre-procurement marketing activities, such as analyzing customer requirements, mapping to IBM solutions, and recommending appropriate alternatives

•	Proposal to the customer must include the new system configuration in detail: a complete listing of the hardware, software, and services to be provided

•	Billed Value Measurement Required: Yes, except for system migrations and non-processor MES-only sales on eligible AS/400 models.

•	Face-to-Face Meeting Required: Yes, except when migrating AS/400 Models 236, 436, and System/3X systems to iSeries models

•	Sales Without a VAE: Non-processor MES-only sales on eligible AS/400 models do not qualify to market additional systems or model upgrades into a customer’s establishment without a VAE

MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

•	Prerequisite approval of a Solutions Classification VAE, excluding the Internet Managed Services VAE (T019), for the machine type/model being sold using the Coverage Sales and Support VAE

•	iSeries and pSeries Brand approval based on geographic market requirements

•	Certification Requirements: IBM eServer sales and technical certifications for the machine type/model being sold

•	Sales Location Required: Yes, except when migrating AS/400 Models 236, 436, and System/3X systems to iSeries models

•	Business Partners approved for this VAE may compete equally with all other VAEs when performing system migrations only

A400                                                                      09-04-03

Data Recovery/Replication

INDUSTRY: Cross

ELIGIBLE PRODUCTS:

•	iSeries - all models

•	pSeries and RS/6000 - all models

MINIMUM VAE SOLUTION REQUIREMENTS:

•	Sale, installation, and implementation of an eligible product or system upgrade to an installed system to be used as a backup system, each with one or more approved data recovery/replication solutions.

•	Perform custom services for data recovery/replication solutions to include the following:

- Recovery/replication services will provide either synchronous, asynchronous, or both synchronous and asynchronous replication services.

- Provide a capability to select which entities are to be recovered/replicated and by which means.

- Support all currently used critical application object types.

- Maintain data synchronization integrity with tools that monitor, notify, and recover from recovery/replication errors.

- Provide automatic re-try of recoverable recovery/replication errors.

- Provide capabilities to automatically resynchronize recovered/replicated data to the current level after a failure. Recovery and replicated services provided by the solution must be capable of handling the replication volume for the application environment for which it is marketed.

- Provide capabilities for real-time bidirectional replication of data one direction at a time.

- Provide data recovery/replication history and error logs.

- For data recovery, provide the facility to replicate data enabling recovery.

- For disaster recovery, provide for data recovery and operational procedures, facilitate automation for fail-over and recovery process to the remote site.

•	See the General Information Library of the BPLibrary for approved solutions by product. Solutions not included in the list require prior approval by IBM.

•	Billed Value Measurement required: Yes

•	Face-to-Face Meeting required: Yes

MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

iSeries

•	The Business Partner must have marketing rights to, or will jointly market with, the ISV or the ISV’s reseller, the applicable iSeries data recovery/replication solution.

pSeries and RS/6000

•	The Business Partner must have marketing rights to, or will jointly market with, the ISV or the ISV’s reseller, the applicable pSeries – RS/6000 data recovery/replication solution.

A400                                                                              08-16-04

e-business WebSphere Solutions

INDUSTRY: Cross

ELIGIBLE PRODUCTS:

•	iSeries - all models

MINIMUM VAE SOLUTION REQUIREMENTS:

•	Sale, installation, and implementation of an eligible product with one or more WebSphere solutions.

•	See the General Information Library of the BPLibrary for approved solutions by product Solutions not included In the list require prior approval by IBM.

•	Billed Value Measurement required: Yes

•	Face-to-Face Meeting required: Yes

MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

•	Certification requirements - for current requirements, refer to the following Web site:

http://www-1.ibm.com/certify/partner/na/vaecit.shtml

The following listing confirms the IBM approved VAEs that require an authorized sales location. You approved to market under the terms and conditions of your authorized IBM Business Partner Agreement and Profile at these authorized sales locations. VAEs that do not require an authorized sales location be marketed by any sales location for your firm under the terms and conditions of your IBM Business Partner Agreement, Profile and applicable Attachments and Exhibits,

Location ID (LOC/ID)	Product Exhibit	City State or Province	VAE Approval Date	VAE Title
30451	A400	Syosset NY	06-05-03	Coverage Sales and Support